UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2014

RICH PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-54767	46-3259117
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

9595 Wilshire Blvd, Suite 900

Beverly Hills, CA 90212

(Address of principal executive offices)

(323) 424-3169

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On August 12, 2014, Rich Pharmaceuticals, Inc. (the “Company”), entered into an Investment Agreement and Registration Rights Agreement with Macallan Partners (“Macallan”) pursuant to which Macallan has agreed to purchase up to $4,000,000 in shares of Company common stock. The obligations of Macallan to purchase the shares of Company common stock are subject to the conditions set forth in the Investment Agreement, including, without limitation, the condition that a registration statement on Form S-1 registering the shares of Company common stock to be sold to Macallan be filed with the Securities and Exchange Commission and become effective. The Registration Rights Agreement provides that the Company shall use commercially reasonable efforts to file the registration statement within 21 days after August 12, 2014 and have the registration statement become effective within 90 days of August 12, 2014. The purchase price of the shares of Company common stock will be equal to 65% of the market price (as determined in the Investment Agreement) calculated at the time of purchase. The foregoing is only a brief description of the material terms of the Investment Agreement and Registration Rights, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements which are filed as an exhibit to this Current Report.

On August 12, 2014, the Company entered into a Convertible Promissory Note with JMJ Financial (“JMJ”) in the original principal amount of $350,000 (the “Note”), pursuant to which JMJ funded $55,000. The Note is interest free for the first 90 days and has a one time interest charge of 12% if not repaid in the first 90 days; is due and payable two years after the date of issuance; and may be converted by JMJ at any time after 180 days of the date of issuance into shares of Company common stock at a conversion price equal to 60% of the market price (as determined in the Note) calculated at the time of conversion. The Note also contains certain representations, warranties, covenants and events of default, and increases in the amount of the principal and interest rates under the Note in the event of such defaults. The foregoing is only a brief description of the material terms of the Note, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the Note which is filed as an exhibit to this Current Report. The issuance of the Note was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the Note was an accredited investor.

On August 14, 2014, the Company entered into a Securities Purchase Agreement with Toledo Advisors LLC (“Toledo”) providing for the purchase of two Convertible Promissory Notes in the in the aggregate principal amount of $116,600, with the first note being in the amount of $58,300 and the second note being in the amount of $58,300 (the “Note” or “Notes”). The Notes contain a 6% original issue discount such that the purchase price of each Note is $55,000. The first Note was funded on execution of the Note. The second Note shall initially be paid for by the issuance of an offsetting $55,000 secured note issued by Toledo to the Company. The funding of the second Note is subject to certain conditions as described in the second Note. The Notes bear interest at the rate of 8% per annum; are due and payable on August 15, 2015; and may be converted by Toledo at any time after 180 days of the date of issuance into shares of Company common stock at a conversion price equal to 58% of the market price (as determined in the Notes) calculated at the time of conversion. The Notes also contain certain representations, warranties, covenants and events of default, and increases in the amount of the principal and interest rates under the Notes in the event of such defaults. The foregoing is only a brief description of the material terms of the Securities Purchase Agreement and Notes, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements which are filed as an exhibit to this Current Report. The issuance of the Notes was made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the Notes was an accredited investor.

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On August 14, 2014, the Company entered into a Securities Purchase Agreement with LG Capital Funding LLC (“LG”) providing for the purchase of two Convertible Promissory Notes in the in the aggregate principal amount of $133,560, with the first note being in the amount of $66,780 and the second note being in the amount of $66,780 (the “Note” or “Notes”). The Notes contain a 6% original issue discount such that the purchase price of each Note is $63,000. The first Note was funded on execution of the Note. The second Note shall initially be paid for by the issuance of an offsetting $63,000 secured note issued by LG to the Company. The funding of the second Note is subject to certain conditions as described in the second Note. The Notes bear interest at the rate of 8% per annum; are due and payable on August 15, 2015; and may be converted by LG at any time after 180 days of the date of issuance into shares of Company common stock at a conversion price equal to 58% of the market price (as determined in the Notes) calculated at the time of conversion. The Notes also contain certain representations, warranties, covenants and events of default, and increases in the amount of the principal and interest rates under the Notes in the event of such defaults. The foregoing is only a brief description of the material terms of the Securities Purchase Agreement and Notes, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements which are filed as an exhibit to this Current Report. The issuance of the Notes was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the Notes was an accredited investor.

On August 14, 2014, the Company entered into a Convertible Promissory Note with Vista Capital Investments, LLC (“Vista”) in the original principal amount of $250,000 (the “Note”), pursuant to which Vista funded $55,000. The Note has a one time interest charge of 12%; is due and payable two years after the date of issuance; and may be converted by Vista at any time after 180 days of the date of issuance into shares of Company common stock at a conversion price equal to 60% of the market price (as determined in the Note) calculated at the time of conversion. The Note also contains certain representations, warranties, covenants and events of default, and increases in the amount of the principal and interest rates under the Note in the event of such defaults. The foregoing is only a brief description of the material terms of the Note, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements and their exhibits which are filed as an exhibit to this Current Report. The issuance of the Note was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the Note was an accredited investor.

Item 3.02 Unregistered Sales of Equity Securities

The descriptions of the equity securities described in Item 1.01 issued by the Company are incorporated herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

No.	Description

10.9	Investment Agreement dated August 12, 2014 with Macallan Partners
10.10	Registration Rights Agreement dated August 12, 2014 with Macallan Partners
10.11	Convertible Promissory Note dated August 12, 2014 with JMJ Financial
10.12	Securities Purchase Agreement dated August 14, 2014 with Toledo Advisors LLC
10.13	First Convertible Promissory Note dated August 14, 2014 with Toledo Advisors
10.14	Second Convertible Promissory Note dated August 14, 2014 with Toledo Advisors LLC
10.15	Securities Purchase Agreement dated August 14, 2014 with LG Capital Funding, LLC
10.16	First Convertible Promissory Note dated August 14, 2014 with LG Capital Funding, LLC
10.17	Second Convertible Promissory Note dated August 14, 2014 with LG Capital Funding, LLC
10.18	Convertible Promissory Note dated August 14, 2014 with Vista Capital Investments, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RICH PHARMACEUTICALS, INC.

Dated: August 18, 2014	By:	/s/ Ben Chang
Ben Chang Chief Executive Officer

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